Short-Term Bond Fund of America® Prospectus Supplement June 1, 2017 (for prospectus dated April 7, 2017, as supplemented to date)

1. The “Fees and expenses of the fund” section of the prospectus is amended by replacing the columns captioned “A” and “529-A” in the “Annual fund operating expenses” table and the columns captioned “A” and “529-A” in the cumulative estimated expense example table under the heading “Example” with the respective columns set forth below. Expense information for all other share classes and all footnotes in the prospectus remain unchanged.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	529-A
Management fees	0.28%	0.28%
Distribution and/or service (12b-1) fees	0.30[3]	0.24[3]
Other expenses	0.13	0.24
Total annual fund operating expenses	0.71	0.76

Example

Share class:	A	529-A
1 year	$ 321	$ 326
3 years	471	487
5 years	635	662
10 years	1,110	1,169

2. The second paragraph of the “Plans of distribution” section of the prospectus is amended in its entirety to read as follows:

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-238-0617P Printed in USA CGD/AFD/10039-S62610

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

Short-Term Bond Fund of America® Statement of Additional Information Supplement June 1, 2017 (for statement of additional information dated April 7, 2017)

The first paragraph under the heading “Plans of distribution - Class A and 529-A” in the “Management of the fund” section of the statement of additional information is amended in its entirety to read as follows:

For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .30% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-240-0617O CGD/10149-S62612